SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: November 15, 2001
HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, SERIES 2000-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delware (State or other jurisdiction of incorporation of Administrator)	0-23942 (Commission File Numbers)	36-1239445 (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on November 15, 2001 pursuant to Subsection 5.03 (a) of the Series 2000-1 Indenture Supplement dated as of November 16, 2000 between Wilmington Trust Company as Owner Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2000-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on November 15, 2001 pursuant to Subsection 5.03 (a) of the Series 2001-1 Indenture Supplement dated as of January 25, 2001, between Wilmington Trust Company as Owner Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2001-1.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on November 15, 2001 pursuant to Subsection 5.03 (a) of the Series 2001-2 Indenture Supplement dated as of June 20, 2001, between Wilmington Trust Company as Owner Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2001-2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: November 21, 2001

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EXHIBIT INDEX

Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on November 15, 2001 pursuant to Subsection 5.03 (a) of the Series 2000-1 Indenture Supplement dated as of November 16, 2000 between Wilmington Trust Company as Owner Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2000-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on November 15, 2001 pursuant to Subsection 5.03 (a) of the Series 2001-1 Indenture Supplement dated as of January 25, 2001, between Wilmington Trust Company as Owner Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2001-1.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on November 15, 2001 pursuant to Subsection 5.03 (a) of the Series 2001-2 Indenture Supplement dated as of June 20, 2001, between Wilmington Trust Company as Owner Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2001-2.

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